Exhibit 10.8

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this “Amendment”), dated as of March 31, 2005, is made by and between MSC-Medical Services Company, a Florida corporation (the “Company”), and Joseph Delaney (“Executive”).

The Company and Executive have entered into an Employment Agreement dated as of November 1, 2004 (the “Employment Agreement”). Except as otherwise indicated herein, capitalized terms used in this Amendment have the same meaning ascribed to such terms in the Employment Agreement.

The Company and Executive desire to amend the Employment Agreement in the manner set forth herein upon consummation of the transactions contemplated by the Stock Purchase Agreement (the “Purchase Agreement”), dated as of March 7, 2005, by and among MSC Acquisition, Inc., a Florida corporation, its stockholders and warrantholders and MCP- MSC Acquisition, Inc., a Delaware corporation.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. Effective upon consummation of the transactions contemplated by the Purchase Agreement, the Employment Agreement is hereby amended by deleting Sections 4(d) and 9(d) in their entirety.

2. Counterparts. This Agreement may be executed in multiple counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

3. Governing Law. All matters relating to the interpretation, construction, validity and enforcement of this Amendment shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Florida.

4. Consent. The undersigned parties hereby consent to this Amendment as such consent may be required pursuant to the terms of the Employment Agreement.

5. Limited Amendment. This Amendment is limited by its terms and does not and shall not serve to amend or waive any provision of the Employment Agreement except as expressly provided for in this Amendment.

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IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Employment Agreement as of the date first above written.

COMPANY: MSC-MEDICAL SERVICES COMPANY

By:	/s/ Illegible
Name:
Its:

EXECUTIVE:

/s/ Joseph Delaney		3/28/05
Joseph Delaney